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                                                                  EXHIBIT 10.37

                     FIRST AMENDMENT TO CREDIT AGREEMENT
                     -----------------------------------

  This First Amendment to Credit Agreement (this "Agreement") is made and entered into as of July 31, 1998, by and among P-Com, Inc., a Delaware corporation ("Borrower"), the financial institutions named on the signature pages hereof (each, a "Lender" and collectively the "Lenders"), Union Bank of California, N.A., as administrative agent for the Lenders ("Agent"), and Bank of America National Trust and Savings Association, as syndication agent ("Syndication Agent").

                                  RECITALS
                                  --------

  A. Borrower, Agent, Syndication Agent and Lenders have entered into that certain Credit Agreement dated as of May 15, 1998 (the "Credit Agreement"). The Credit Agreement and all other related and supporting documents are referred to in this Agreement as the "Loan Documents."

                                  AGREEMENT
                                  ---------

  Now, therefore, the foregoing recitals are hereby acknowledged to be true and correct and are incorporated herein by this reference, and the parties now agree as follows:

  1.  Definitions.  Unless otherwise specifically defined herein, the defined
      -----------
terms used in this Agreement shall have the same meaning as those which are ascribed to them in the Credit Agreement.

  2.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as
      ------------------------------
follows:

      (a) The following defined term is added to Section 1.1 in its proper alphabetical order:

  "'Qualified Financial Institution':   Any Lender, or any commercial bank
    -------------------------------
  organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least
  $100,000,000."

      (b) The defined term "Receivables Facility" in Section 1.1 is deleted and replaced with the defined term "Receivables Facilities", which shall read as follows:

  "'Receivables Facilities':  Any agreement(s), approved in advance by all
    -----------------------
  Lenders, by and between Borrower and no more than two (2) Qualified Financial Institutions providing for the purchase by such financial institution(s) of Borrower's accounts receivable, as the

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  same may from time to time be modified, supplemented, amended, restated, extended, renewed, or replaced in a manner no less favorable to Lenders or with the prior written consent of all Lenders."

      (c) Clause (iii) of Section 6.2(f) is amended to read as follows:

          "(iii) Liens in favor of no more than two (2) Qualified Financial Institutions, upon specific accounts receivable of Borrower purchased under the Receivables Facilities, provided that the obligations secured by such
                              --------
  Liens shall not exceed $25,000,000 in the aggregate at any one time outstanding; and provided, further, that Borrower shall not permit any of
                   --------  -------
  the Receivables Facilities to be modified, supplemented, amended, restated, extended, renewed or replaced in a manner that is less favorable to Lenders without the prior written consent of all Lenders;"

      (d) Clause (ii) of Section 6.2(l) is amended to read as follows:

          "(ii) the Borrower may assign and sell accounts receivable to any two (2) Qualified Financial Institutions pursuant to the Receivables Facilities, provided that the total outstanding amount of all purchased
              --------
  receivables under the Receivables Facilities shall not exceed
  $25,000,000 at any time;"

  3.  Release.
      -------

      3.1 No Claims. Borrower acknowledges and agrees that: (i) it has no
          ---------
claim or cause of action against any of the Agent, Syndication Agent or any Lender, or any of such party's present and former officers, directors, employees, agents, successors, assigns and shareholders (collectively, "Representatives"), arising from or in connection with the Loan Documents or otherwise; (ii) it has no offset or defense against any of the indebtedness owing to Lenders; and (iii) the Agent, Syndication Agent, and each of the Lenders heretofore properly has performed and satisfied in a timely manner all of their obligations to and contracts with Borrower.

      3.2 Borrower's Release.  Effective as of the date of this Agreement, and
          ------------------
except as to the obligations of the parties created by this Agreement, Borrower hereby releases the Agent, Syndication Agent, each Lender and their respective Representatives from any and all liabilities, causes of action and claims, which do or may exist, whether known or unknown, suspected or unsuspected, arising out of or connected in any way with the Loan Documents and/or the banking and/or the lending relationship by and between Agent, Syndication Agent and any other Lender, on the one hand, and Borrower. Borrower acknowledges that it has no defenses against its obligation to pay any amounts or perform any obligations under the Loan Documents and releases the Agent, Syndication Agent, each Lender and their respective Representatives from any known or unknown claims now existing or hereafter arising out of the

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Loan Documents or the transactions contemplated thereby. Borrower waives the provisions of California Civil Code section 1542, which states:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

  BORROWER AGREES TO ASSUME THE RISK OF ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS THAT ARE RELEASED, WAIVED AND DISCHARGED BY THIS AGREEMENT IN FAVOR OF THE AGENT, SYNDICATION AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE REPRESENTATIVES.

  4.  Miscellaneous.
      -------------

      4.1 Choice of Law.  The validity of this Agreement, its construction,
          -------------
interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined according to the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts in the Northern District of California or County of Santa Clara.

      4.2 Agreement Binding. This Agreement shall be binding and deemed
          -----------------
effective when executed by Borrower and accepted and executed by Agent, Syndication Agent and Lenders.

      4.3 Paragraph Headings. Paragraph and subparagraph headings and
          ------------------
paragraph and subparagraph numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each paragraph and subparagraph applies equally to this entire Agreement.

      4.4 Construction. Neither this Agreement nor any uncertainty or
          ------------
ambiguity herein shall be construed or resolved strictly against any of the Agent, Syndication Agent, any Lender, or Borrower, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. When permitted by the context, the singular includes the plural and vice versa.

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      4.5 Severability. Each provision of this Agreement shall be severable
          ------------
from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

      4.6 Integration. This Agreement cannot be changed or terminated orally.
          -----------
All prior agreements, understandings, representations, warranties, and negotiations, if any, with respect to the subject matter hereof, are merged into this Agreement.

      4.7 Attorneys' Fees. Borrower shall be responsible for payment of all
          ---------------
fees and costs (including attorneys' fees and costs and allocated fees of in-house counsel) incurred by the Agent, Syndication Agent and Lenders in connection with the drafting and negotiation of this Agreement in accordance with Section 9.5 of the Credit Agreement.

      4.8 Reaffirmation of Current Agreement. Except as expressly modified
          ----------------------------------
hereby, the Credit Agreement remains in full force and effect in accordance with its terms.

      4.9 Waiver of Jury Trial. BORROWER, AGENT, SYNDICATION AGENT AND EACH
          --------------------
LENDER WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTION HEREUNDER, OR CONTEMPLATED HEREUNDER, OR ANY OTHER CLAIM (INCLUDING TORT OR BREACH OF DUTY CLAIMS) OR DISPUTE HOWSOEVER ARISING BETWEEN OR AMONG BORROWER, AGENT, SYNDICATION AGENT AND EACH LENDER.

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  This Agreement has been executed as of the date first above written.

                              UNION BANK OF CALIFORNIA, N.A.



                              By: /s/ JOHN NOBLE
                                 ---------------------------------------

                              Its: VICE PRESIDENT
                                  --------------------------------------


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By: /s/ RICHARD E. BRYSON
                                 ---------------------------------------

                              Its: MANAGING DIRECTOR
                                  --------------------------------------


                              BORROWER:

                              P-COM, INC.


                              By: /s/ MICHAEL J. SOPHIE
                                 ---------------------------------------

                              Its: CFO/VP FINANCE
                                  --------------------------------------

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